                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  January 23, 1997

                   CHANCELLOR RADIO BROADCASTING COMPANY
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

           33-80534                                    75-2544623
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

        12655 North Central Expressway
                  Suite 405
                Dallas, Texas                                  75243
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (972) 239-6220
---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          As announced on January 23, 1997 in the press release filed herewith as Exhibit 99, Chancellor Radio Broadcasting Company (the "Company"), a Delaware corporation and the wholly-owned subsidiary of Chancellor Broadcasting Company, a Delaware corporation, consummated the acquisition (the "Colfax Acquisition") of twelve radio stations (the "Colfax Stations") from Colfax Communications, Inc. and its affiliates ("Colfax") pursuant to an asset purchase agreement. The aggregate purchase price for the Colfax Stations, based upon an appraisal of the assets purchased, was $365 million in cash, subject to adjustment within 90 days of the closing to take into account the amount of net working capital as of the closing, the apportionment of certain costs and the amount of any Colfax Stations' net trade balance as of the closing in excess of $25,000. The Colfax Acquisition has been funded with the proceeds from (i) the sale of Chancellor Radio Broadcasting Company's $200 million liquidation preference 12% Exchangeable Preferred Stock due 2009, par value $0.01 per share, and Chancellor Broadcasting Company's $100 million liquidation preference 7% Convertible Preferred Stock, par value $0.01 per share, and (ii) the Company's new $345 million credit facility, all of which closed concurrently with the Colfax Acquisition and were also announced in the press release filed herewith as Exhibit 99. The Company plans to operate ten of the twelve Colfax Stations and to divest the two Colfax Stations located in Milwaukee, subject to the negotiation of a definitive agreement. The financial statements of Colfax Communications, Inc. are set forth herein under Item 7(a). Unaudited pro forma financial information giving effect to the consummation of the Colfax Acquisition is set forth herein under Item 7(b). Such unaudited pro forma financial information differs from the unaudited pro forma financial information presented under Item 5 hereof only in that the unaudited pro forma financial information presented under
     Item 5 hereof includes the Company's disposition of WWWW-FM and WDFN-AM in Detroit (which was consummated on January 30, 1997) and the Omni Transaction (as defined in Item 5 hereof) and the unaudited pro forma financial information presented under Item 7(b) does not.

     ITEM 5.   OTHER EVENTS

          In connection with the offering of 2,000,000 shares of its $200 million liquidation preference 12% Exchangeable Preferred Stock due 2009, par value $0.01 per share, referred to in Item 2 above and in the attached press release, the Company prepared a final offering memorandum that contained certain pro forma financial statements of operations for the year ended December 31, 1995 and for the nine months ended September 30,

     1995 and 1996, and a pro forma balance sheet as of September 30, 1996. These pro forma financial statements are set forth below.

          The following unaudited pro forma financial information (referred to for purposes of Item 5 as the "Pro Forma Financial Information") is based on the historical financial statements of (i) the Company, (ii) KDWB-FM (acquired by the Company in August 1995), (iii) Trefoil Communications, Inc. and its wholly-owned subsidiary, Shamrock Broadcasting, Inc., and its respective subsidiaries (collectively, "Shamrock Broadcasting") (acquired by the Company in February 1996),
     (iv) KOOL-FM (acquired by Colfax in April 1996), (v) KIMN-FM and KALC-FM (acquired by the Company in July 1996 and for which a Houston station was exchanged), (vi) the stations acquired by Colfax from Sundance Broadcasting, Inc. ("Sundance") in September 1996, (vii) WKYN-AM (acquired by the Company in November 1996), (viii) the Colfax Stations (acquired by the Company in January 1997), two of which will be divested, (ix) the stations (the "Omni Stations") in Orlando, Florida to be acquired from OmniAmerica Group, (x) KSTE-AM in Sacramento, California, which will be acquired from American Radio System Corporation, and (xi) the three FM and one AM stations (the "SFX Stations") in Nassau-Suffolk (Long Island) to be acquired from SFX Communications, Inc. Financial information for the SFX Stations, KSTE-AM and WKYN-AM is shown in the Pro Forma Financial Information under the caption "All Other".

          The pro forma condensed statements of operations for the year ended December 31, 1995 and for the nine months ended September 30, 1995 and 1996 give effect to the consummation of the acquisition of KDWB-FM, Shamrock Broadcasting, KOOL-FM, KIMN-FM and KALC-FM (for which a Houston station was exchanged), the stations acquired by Colfax from Sundance, WKYN-AM and the Colfax Stations (two of which will be divested), the disposition of WWWW-FM and WDFN-AM in Detroit and the pending acquisition of the Omni Stations (five of which will be divested in exchange for the SFX Stations and KSTE-AM) (collectively, the "Omni Transaction") and, in each case, the financing thereof, as if each such transaction had occurred on January 1, 1995. The pro forma balance sheet as of September 30, 1996 has been prepared as if the acquisition of WKYN-AM, the acquisition of the Colfax Stations, the disposition of WWWW-FM and WDFN-AM and the Omni Transaction and, in each case, the financing thereof, had occurred on that date. The Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

          The purchases of KDWB-FM, Shamrock Broadcasting, KOOL-FM, the stations acquired by Colfax from Sundance, WKYN-AM and the Colfax Stations and the disposition of WWWW-FM and WDFN-AM were accounted for using the purchase method of accounting. The acquisition of KIMN-FM and KALC-FM in exchange for a Houston station was accounted for using the fair value of the Houston station and the additional cash consideration paid. The Omni Transaction will be accounted for using the purchase method of accounting. The total purchase costs of the acquisitions and exchanges will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Pro Forma Financial Information is preliminary. The final allocation of the purchase price is contingent upon the receipt of final appraisals of the acquired assets; however, such allocation is not expected to differ materially from the preliminary allocation.

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                          YEAR ENDED DECEMBER 31, 1995



                                                                                Historical
                                             -------------------------------------------------------------------------------

                                              Chancellor      Shamrock              KIMN-FM
                                             Broadcasting   Broadcasting   KDWB-FM  KALC-FM    Colfax    Sundance    KOOL-FM
                                             ------------- -------------  --------  --------  --------- ---------  ----------


Net revenues  . . . . . . . . . . . . . .       $  64,322       $94,605     $ 893    $7,205    $30,143    $14,840     $4,914
                                                ---------       -------     -----    ------    -------   -------      ------

Station operating expenses  . . . . . . .          37,464        73,720       473     6,193     22,169      9,774      3,573
Depreciation and amortization . . . . . .           9,047         8,751       518       875      6,505      2,145        899
Corporate expenses  . . . . . . . . . . .           1,816         3,139         -         -          -          -          -
Stock option compensation expense . . . .           6,360             -         -         -          -          -          -
                                                ---------       -------     -----    ------    -------   -------      ------

  Operating income (loss) . . . . . . . .           9,635         8,995       (98)      137      1,469      2,921        442
Interest expense  . . . . . . . . . . . .          17,324        14,703         -         -        656          -      1,162
Other (income) expense  . . . . . . . . .              42           (78)       23         2        771         21          -
                                                ---------       -------     -----    ------    -------   -------      ------

  Income (loss) before provision
  for income taxes  . . . . . . . . . . .          (7,731)       (5,630)     (121)      135         42      2,900       (720)
Provision for income taxes  . . . . . . .           3,800        (1,287)      (93)        -          -          -          -
                                                ---------       -------     -----    ------    -------   -------      ------

  Net income (loss) . . . . . . . . . . .         (11,531)      $(4,343)    $ (28)   $  135    $    42    $ 2,900     $ (720)
                                                                =======     =====    ======    =======   =======      ======

Dividends and accretion on
  preferred stock . . . . . . . . . . . .               -
                                                ---------

Loss applicable to common shares  . . . .       $ (11,531)
                                                =========

Deficiency of earnings to fixed charges
and preferred stock dividends and
accretion . . . . . . . . . . . . . . . .       $   7,731



                                                 Historical
                                           ----------------------

                                              Omni         All
                                            Stations      Other      Adjustments     Pro Forma
                                           ----------- ----------  -----------     -------------


Net revenues  . . . . . . . . . . . . .       $13,468     $13,508     $  (540)(A)      $223,429
                                                                      (19,929)(B)
                                              -------     ------      --------         --------

Station operating expenses  . . . . . .         9,128       9,343        (540)(A)       143,965
                                                                      (15,891)(B)
                                                                      (11,441)(C)
Depreciation and amortization . . . . .         1,576       2,927       4,757 (D)        38,000
Corporate expenses  . . . . . . . . . .             -       1,460      (2,015)(E)         4,400
Stock option compensation expense . . .             -           -           -             6,360
                                              -------     ------      -------          --------

  Operating income (loss) . . . . . . .         2,764        (222)      4,661            30,704
Interest expense  . . . . . . . . . . .             -          25      11,771 (F)        45,641
Other (income) expense  . . . . . . . .          (264)        (12)          -               505
                                              -------     ------      -------          --------

  Income (loss) before provision
    for income taxes  . . . . . . . . .         3,028        (235)     (7,110)          (15,442)
Provision for income taxes  . . . . . .             -           -       8,505 (G)        10,925
                                              -------     ------      -------          --------

  Net income (loss) . . . . . . . . . .       $ 3,028      $ (235)   $(15,615)          (26,367)
                                              =======     ======     ========

Dividends and accretion on
  preferred stock . . . . . . . . . . .                               $38,503 (H)      $ 38,503
                                                                                       --------

Loss applicable to common shares  . . .                                                $(64,870)
                                                                                       ========

Deficiency of earnings to fixed
  charges and preferred stock
  dividends and accretion . . . . . . .                                                $ 79,613


            See Accompanying Notes to Pro Forma Financial Information

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                      NINE MONTHS ENDED SEPTEMBER 30, 1995



                                                                          Historical
                                       -----------------------------------------------------------------------------

                                         Chancellor      Shamrock              KTMN-FM
                                        Broadcasting   Broadcasting   KDWB-FM  KALC-FM    Colfax   Sundance   KOOL-FM
                                       -------------  -------------  --------  -------- --------  ---------  ---------


Net revenues  . . . . . . . . . . . .        $47,921       $69,630     $ 893    $5,210   $21,692   $10,718     $3,497
                                             -------      -------      -----    ------   -------   -------     ------

Station operating expenses  . . . . .         28,120        55,413       473     4,519    15,678     7,389      2,838
Depreciation and amortization . . . .          6,708         6,549       518       699     5,084     1,761        657
Corporate expenses  . . . . . . . . .          1,292         2,515         -         -         -         -          -
Stock option compensation expense . .          5,410             -         -         -         -         -          -
                                             -------      -------      -----    ------   -------   -------     ------

  Operating income (loss) . . . . . .          6,391         5,153       (98)       (8)      930     1,568          2
Interest expense  . . . . . . . . . .         12,780        11,067         -         -       476         -        876
Other (income) expense  . . . . . . .             82          (169)       23         -       939        17          -
                                             -------      -------      -----    ------   -------   -------     ------

  Income (loss) before provision
    for income taxes  . . . . . . . .         (6,471)       (5,745)     (121)       (8)     (485)    1,551       (874)
Provision for income taxes  . . . . .          2,829        (1,798)      (93)        -         -         -          -
                                             -------      -------      -----    ------   -------   -------     ------

  Net income (loss) . . . . . . . . .         (9,300)      $(3,947)    $ (28)   $   (8)  $  (485)  $ 1,551     $ (874)
                                                          =======      =====    ======   =======   =======     ======

Dividends and accretion on
  preferred stock . . . . . . . . . .              -
                                             -------

Loss applicable to common shares  . .        $(9,300)
                                             =======

Deficiency of earnings to
  fixed charges and preferred
  stock dividends and accretion . . .        $ 6,471



                                                 Historical
                                           ----------------------

                                              Omni         All
                                            Stations      Other      Adjustments     Pro Forma
                                           ----------- ----------  -----------     -------------


Net revenues  . . . . . . . . . . . . .       $11,134     $10,169     $  (540)(A)      $165,504
                                                                      (14,820)(B)
                                              -------     ------      --------         --------

Station operating expenses  . . . . . .         7,370       7,084        (540)(A)       107,906
                                                                      (12,192)(B)
                                                                       (8,246)(C)
Depreciation and amortization . . . . .         1,331       1,868       3,325 (D)        28,500
Corporate expenses  . . . . . . . . . .             -         987      (1,494)(E)         3,300
Stock option compensation expense . . .             -           -           -             5,410
                                              -------     ------      -------          --------

  Operating income (loss) . . . . . . .         2,433         230       3,787            20,388
Interest expense  . . . . . . . . . . .             -          22       9,178 (F)        34,399
Other (income) expense  . . . . . . . .           (84)          -           -               808
                                              -------     ------      -------          --------

  Income (loss) before provision
    for income taxes  . . . . . . . . .         2,517         208      (5,391)          (14,819)
Provision for income taxes  . . . . . .             -          40       7,216 (G)         8,194
                                              -------     ------      -------          --------

  Net income (loss) . . . . . . . . . .       $ 2,517      $  168    $(12,606)          (23,013)
                                              =======     ======     ========

Dividends and accretion on
  preferred stock . . . . . . . . . . .                               $28,550 (H)      $ 28,550
                                                                                       --------

Loss applicable to common shares  . . .                                                $(51,563)
                                                                                       ========

Deficiency of earnings to fixed
  charges and preferred stock
  dividends and accretion . . . . . . .                                                $ 62,402


            See Accompanying Notes to Pro Forma Financial Information

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                      NINE MONTHS ENDED SEPTEMBER 30, 1996



                                                                                    Historical
                                                    -------------------------------------------------------------------------

                                                      Chancellor       Shamrock     KIMN-FM
                                                     Broadcasting    Broadcasting   KALC-FM     Colfax    Sundance    KOOL-FM
                                                    --------------  -------------- ---------  ---------  ---------- ---------


Net revenues  . . . . . . . . . . . . . . . . . .        $122,838        $ 8,464      $1,796   $28,146     $12,104     $1,431
                                                         --------        -------      ------   -------     -------     ------

Station operating expenses  . . . . . . . . . . .          74,922          7,762       1,617    18,684       7,678        852
Depreciation and amortization . . . . . . . . . .          17,704            595         511     3,933       1,242        229
Corporate expenses  . . . . . . . . . . . . . . .           3,377          2,515           -         -           -          -
Stock option compensation expense . . . . . . . .           2,850              -           -         -           -          -
                                                         --------        -------      ------   -------     -------     ------

  Operating income (loss) . . . . . . . . . . . .          23,985         (2,108)       (332)    5,529       3,184        350
Interest expense  . . . . . . . . . . . . . . . .          24,469          1,380           -     3,227           -        299
Other (income) expense  . . . . . . . . . . . . .             130             49      (2,847)     (120)         25          -
                                                         --------        -------      ------   -------     -------     ------

  Income (loss) before provision
    for income taxes  . . . . . . . . . . . . . .            (614)        (3,537)      2,515     2,422       3,159         51
Provision for income taxes  . . . . . . . . . . .           2,201              -           -         -           -          -
                                                         --------        -------      ------   -------     -------     ------

  Net income (loss) before extraordinary loss . .          (2,815)        (3,537)      2,515     2,422       3,159         51
Extraordinary loss on early extinguishment
  of debt . . . . . . . . . . . . . . . . . . . .           5,609              -           -         -           -          -
                                                         --------        -------      ------   -------     -------     ------

  Net income (loss) . . . . . . . . . . . . . . .          (8,424)       $(3,537)     $2,515   $ 2,422     $ 3,159     $   51
                                                                         =======      ======   =======     =======     ======

Dividends and accretion on preferred stock  . . .           8,187
Loss on repurchase of preferred stock . . . . . .          16,570
                                                         --------

Loss applicable to common shares  . . . . . . . .        $(33,181)
                                                         ========

Deficiency of earnings to fixed charges and
  preferred stock dividends and accretion . . . .        $  8,801



                                                 Historical
                                           ----------------------

                                              Omni         All
                                            Stations      Other      Adjustments     Pro Forma
                                           ----------- ----------  -----------     -------------


Net revenues  . . . . . . . . . . . . .        $7,445     $ 6,933    $(10,754)(B)      $176,670
                                                                       (1,733)(K)
                                              -------     ------      --------         --------

Station operating expenses  . . . . . .         5,325       5,348      (5,934)(B)       110,581
                                                                       (1,900)(C)
                                                                       (3,773)(K)
Depreciation and amortization . . . . .         1,458       2,307         806 (D)        28,785
Corporate expenses  . . . . . . . . . .             -       1,024      (2,491)(E)         4,125
Stock option compensation expense . . .             -           -           -             2,850
                                              -------     ------      -------          --------

  Operating income (loss) . . . . . . .           662      (1,746)        805            30,329
Interest expense  . . . . . . . . . . .             -          27       4,089 (F)        33,491
Other (income) expense  . . . . . . . .          (404)     (5,100)          -            (8,267)
                                              -------     ------      -------          --------

  Income (loss) before provision
    for income taxes  . . . . . . . . .         1,066       3,327      (3,284)            5,105
Provision for income taxes  . . . . . .             -           -       5,993 (G)         8,194
                                              -------     ------      -------          --------

  Net income (loss) before
    extraordinary loss  . . . . . . . .         1,066       3,327      (9,277)           (3,089)
Extraordinary loss on early
  extinguishment of debt  . . . . . . .             -           -      (5,609)(I)             -
                                              -------    -------      -------           -------

  Net income (loss) . . . . . . . . . .       $ 1,066      $3,327     $(3,668)           (3,089)
                                              =======     ======      =======

Dividends and accretion on
  preferred stock . . . . . . . . . . .                               $23,847 (H)      $ 32,034
Loss on repurchase of preferred stock .                               (16,570)(J)             -
                                                                                       --------

Loss applicable to common shares  . . .                                                $(35,123)
                                                                                       ========

Deficiency of earnings to fixed
  charges and preferred stock
  dividends and accretion . . . . . . .                                                $ 48,286


            See Accompanying Notes to Pro Forma Financial Information

                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1996
                             (DOLLARS IN THOUSANDS)



                                                            ASSETS

                                                                   Historical
                                              --------------------------------------------------

                                               Chancellor                    Omni         All
                                              Broadcasting     Colfax      Stations      Other      Adjustments    Pro Forma
                                              ------------  -----------  -----------  -----------  ------------- ------------

Current assets:
  Cash  . . . . . . . . . . . . . . . . . .      $  5,112     $  2,504      $ 1,823     $ 2,755    $  (4,579)(L)  $    7,615
  Accounts receivable, net  . . . . . . . .        42,172        9,848          718         470       (1,188)(L)      52,020
  Prepaid expenses and other  . . . . . . .         1,955          646           19          83                        2,703
                                                 --------     --------     -------      -------    ---------      ----------

         Total current assets . . . . . . .        49,239       12,998        2,560       3,308       (5,767)         62,338
Restricted cash . . . . . . . . . . . . . .        20,000            -            -           -      (20,000)(M)           -
Property and equipment, net . . . . . . . .        49,082       10,218       23,432       4,908           15 (N)      87,655
Intangible and other assets, net  . . . . .       586,863      147,520       14,636      33,249       (4,870)(M)   1,007,658
                                                                                                     230,260 (N)
                                                 --------     --------     -------     --------    ---------      ----------

     Total assets . . . . . . . . . . . . .      $705,184     $170,736      $40,628    $ 41,465    $ 199,638      $1,157,651
                                                 ========     ========     =======     ========    =========      ==========



                                          LIABILITIES AND COMMON STOCKHOLDER'S EQUITY
Current liabilities:
  Current portion of long-term debt . . . .           400            -            -           -        8,975 (M)       9,375
  Accounts payable and other
    accrued expenses  . . . . . . . . . . .        14,487        4,186           55         363         (185)(O)      18,906
                                                 --------     --------     -------     --------     --------      ----------

     Total current liabilities  . . . . . .        14,887        4,186           55         363        8,790          28,281
                                                 --------     --------     -------     --------     --------      ----------

Long-term debt  . . . . . . . . . . . . . .       364,708       57,950            -           -      (57,950)(M)     505,074
                                                                                                     140,366 (M)
Deferred tax liability  . . . . . . . . . .        19,037            -            -           -            -          19,037
Other . . . . . . . . . . . . . . . . . . .           821            -            -          77            -             898
                                                 --------     --------     -------     --------     --------      ----------

     Total liabilities  . . . . . . . . . .       399,453       62,136           55         440       91,206         553,290
Senior exchangeable preferred stock . . . .       103,853            -            -           -            -         103,853
Exchangeable preferred stock  . . . . . . .             -                                            192,500 (P)     192,500
Common stockholder's equity . . . . . . . .       201,878      108,600       40,573      41,025       (4,870)(M)     308,008
                                                                                                    (190,198)(Q)
                                                                                                     111,000 (P)
                                                 --------     --------     -------      -------    ---------      ----------

     Total liabilities and common
     stockholder's equity . . . . . . . . .      $705,184     $170,736      $40,628    $ 41,465    $ 199,638      $1,157,651
                                                 ========     ========     =======     ========    =========      ==========



            See Accompanying Notes to Pro Forma Financial Information

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

     (A) The adjustment represents the elimination of time brokerage fees paid by the Company in 1995 to Midcontinent Radio of Minnesota, Inc. from February 1, 1995 to July 31, 1995 pursuant to an LMA relating to KDWB-FM.

     (B) The adjustment represents the elimination of net revenues and station operating expenses of the Houston station, which was exchanged for two Denver stations (KIMN and KALC) in July 1996, and the Detroit and Milwaukee stations, which are pending disposition:



                                              Houston  Detroit   Milwaukee     Total
                                              -------  -------   ---------     -----

      Year Ended December 31, 1995
      ----------------------------
        Net revenues  . . . . . . . . . . .    $4,125   $7,757      $8,047   $19,929
        Station operating expenses  . . . .     4,032    7,082       4,777    15,891

      Nine Months Ended September 30, 1995
      ------------------------------------
        Net revenues  . . . . . . . . . . .     3,229    5,619       5,972    14,820
        Station operating expenses  . . . .     3,312    5,275       3,605    12,192

      Nine Months ended September 30, 1996
      ------------------------------------
        Net revenues  . . . . . . . . . . .     1,464    2,980       6,310    10,754
        Station operating expenses  . . . .       726    1,361       3,847     5,934


     (C) The adjustment reflects cost savings resulting from the elimination of redundant operating expenses arising from the combination of the Company and Shamrock Broadcasting, including the elimination of certain station management positions, the standardization of employee benefits and compensation practices and the implementation of operating strategies currently utilized by the Company's management. The pro forma cost savings are summarized as follows:



                                           Year Ended        Nine Months Ended
                                          December 31,         September 30,
                                                       ----------------------------

                                              1995          1995           1996
                                         ------------- -------------  -------------

      Shamrock Broadcasting
        Selling expenses  . . . . . . .      $ 3,135        $2,422         $  523
        Programming and technical . . .        2,297         1,610            383
        Advertising and promotions  . .        2,554         1,484            422
        General and administrative  . .        3,455         2,730            572
                                             -------        ------         ------

            Total . . . . . . . . . . .      $11,441        $8,246         $1,900
                                             =======        ======         ======



     (D) The adjustment reflects (i) a change in depreciation and amortization resulting from conforming the estimated useful lives of the acquired stations and (ii) the additional depreciation and amortization expense resulting from the allocation of the purchase price of the acquired stations, net of stations exchanged and sold, including an increase in property and equipment and intangible assets to their estimated fair market value and the recording of goodwill associated with the acquisitions. Goodwill is amortized over 40 years.

     (E) The adjustment reflects cost savings anticipated to be achieved by operating all of the stations under the Company's decentralized management strategy and from the elimination of redundant management costs.

     (F) The adjustment reflects the effect on interest expense of the change in debt structure resulting from each pro forma event. Pro forma interest reflects $200,000 of 9 3/8% Senior Subordinated Notes due 2004 and $60,000 of 12 1/2% Senior Subordinated Notes due 2004 and $254,449 of bank financing with an annual interest rate of approximately 7.7%.

     (G) The adjustment reflects the increase in the provision for income taxes resulting from the deferred tax liabilities generated during each period from the respective acquisitions, offset by the reversal of book/tax basis differences of Shamrock Broadcasting during each period had the acquisition occurred on January 1, 1995.

     (H) The adjustment reflects the dividends and accretion on the 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock due 2008, where not already included, and the 12% Exchangeable Preferred Stock due 2009.

     (I) The adjustment reflects the elimination of a non-recurring extraordinary loss on early extinguishment of debt in connection with the refinancing of the Company's term and revolving loan facilities in conjunction with the acquisition of Shamrock Broadcasting and a partial prepayment of the Company's existing credit agreement in August 1996.

     (J) The adjustment reflects the elimination of a non-recurring extraordinary loss on repurchase of preferred stock, which was recognized in March 1996 in connection with the acquisition of Shamrock Broadcasting.

     (K) The adjustment reflects the elimination of the LMA and related facility fee payments for the Omni Transaction.

     (L) The adjustment represents the elimination of the historical cash and receivables balances, net of the allowance for bad debts, for the Omni Transaction, as the respective acquisition and exchange agreements exclude these items.

     (M) The adjustment reflects (i) the application of the restricted cash ($20,000) and borrowings under the Company's new $345 million credit agreement ($254,449) to finance the acquisition of the Colfax Stations and the Omni Stations, net of the proceeds of the pending station swaps and dispositions, (ii) the repayment of the existing credit agreement ($105,108) and (iii) the elimination of $4,870 of the Company's deferred financing costs associated with the existing credit agreement, which will be recognized as an extraordinary loss in the period the refinancing occurs.

     (N) The adjustment reflects the allocation of the purchase price of the pending acquisitions, net of the pending dispositions and exchanges, to the assets being acquired and liabilities being assumed resulting in an increase in property and equipment and intangible assets to their estimated fair values and the recording of goodwill associated with the transactions as follows:



                                                    Omni        All
                                       Colfax   Transaction    Other   Corporate   Total
                                    ---------- ------------ --------- --------- ---------

      Cash  . . . . . . . . . . . .   $  2,504                                   $  2,504
      Accounts receivable, net  . .      9,848                                      9,848
      Prepaid expenses and other  .        646          102                           748
      Property and equipment  . . .     27,735       13,313    (2,475)             38,573
      Goodwill  . . . . . . . . . .    303,572      146,143   (27,051)            422,664
      Deferred financing  . . . . .          -            -         -     3,000     3,000
      Accounts payable and other
        accrued expenses  . . . . .     (4,186)        (418)       91              (4,513)
                                      --------     --------  --------    ------  --------

            Total . . . . . . . . .   $340,119     $159,140  $(29,435)   $3,000  $472,824
                                      ========     ========  ========    ======  ========



     (O) The adjustment represents the elimination of the accounts payable and other accrued expenses for the Detroit and Milwaukee stations, which are being sold.

     (P) The adjustment reflects (i) the sale of the 12% Exchangeable Preferred Stock due 2009, net of related transaction costs ($192,500), (ii) the capital contribution of the proceeds from the concurrent sale of Chancellor Broadcasting Company's 7% Convertible Preferred Stock, net of related transaction costs ($96,000) and (iii) the capital contribution resulting from the issuance of Chancellor Broadcasting Company's Class A Common Stock ($15,000) pursuant to the agreement relating to the acquisition of the Omni Stations.

     (Q) The adjustment reflects the elimination of the historical equity balances of the stations being acquired.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
     EXHIBITS

     (a)  Financial Statements of Business Acquired

          The following are the combined financial statements of Colfax Communications, Inc. Radio Group as of December 31, 1993, 1994 and 1995 and for the years ended December 31, 1993, 1994 and 1995.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


     To the Partners of
     Colfax Communications, Inc. Radio Group:

          We have audited the accompanying combined balance sheets of the Colfax Communications, Inc. Radio Group (the "Company") as of December 31, 1995, 1994, and 1993, and the related combined statements of income (loss), changes in partners' equity and cash flows for each of the three years in the period ended December 31, 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Colfax Communications, Inc. Radio Group as of December 31, 1995, 1994, and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

     Washington, D.C.,
     September 24, 1996

                     COLFAX COMMUNICATIONS, INC. RADIO GROUP

                             COMBINED BALANCE SHEETS
                     AS OF DECEMBER 31, 1995, 1994, AND 1993

                                 CURRENT ASSETS



                                                                           1995             1994            1993
                                                                       -------------   -------------    -------------


         Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .      $   682,672      $   216,414     $   194,905
         Accounts receivable, net of allowance for doubtful
           accounts of $203,088, $238,801 and $0, respectively . .        7,626,579        8,978,881       7,314,558
         Prepaid expenses and other current assets . . . . . . . .          286,774          343,441         514,060
                                                                        -----------     -----------       ----------

                  Total current assets . . . . . . . . . . . . . .        8,596,025        9,538,736       8,023,523
         Property and equipment at cost, net of depreciation . . .        8,675,724        9,608,603      10,087,042
         Intangibles and other noncurrent assets at cost, net
           of amortization . . . . . . . . . . . . . . . . . . . .       32,383,587       37,653,803      44,234,705
                                                                        -----------     -----------      -----------

                  Total assets . . . . . . . . . . . . . . . . . .      $49,655,336      $56,801,142     $62,345,270
                                                                        ===========     ===========      ===========


         Liabilities
         Accounts payable and accrued expenses . . . . . . . . . .      $ 3,224,139      $ 3,883,242     $ 3,174,794
         Current maturities of long-term debt  . . . . . . . . . .                -          900,000         800,000
                                                                        -----------     -----------      -----------

                  Total current liabilities  . . . . . . . . . . .        3,224,139        4,783,242       3,974,794
         Long-term debt  . . . . . . . . . . . . . . . . . . . . .       39,225,000        7,100,000       8,000,000
                                                                        -----------     -----------      -----------

                  Total liabilities  . . . . . . . . . . . . . . .       42,449,139       11,883,242      11,974,794
                                                                        -----------     -----------      -----------


         Commitments (Note 8):
         Partners' equity:
           Radio Acquisition Associates  . . . . . . . . . . . . .       (2,783,226)      (3,121,671)     (2,464,398)
           Equity Group Holdings . . . . . . . . . . . . . . . . .        9,888,902       47,558,478      52,305,936
           Colfax Communications, Inc. . . . . . . . . . . . . . .          100,521          481,093         528,938
           Class B Limited Partners  . . . . . . . . . . . . . . .                -                -               -
                                                                        -----------     -----------      -----------

                  Total partners' equity . . . . . . . . . . . . .        7,206,197       44,917,900      50,370,476
                                                                        -----------     -----------      -----------

                  Total liabilities and partners' equity . . . . .      $49,655,336      $56,801,142     $62,345,270
                                                                        ===========     ===========      ===========



                     The accompanying notes are an integral
                          part of these balance sheets.

                     COLFAX COMMUNICATIONS, INC. RADIO GROUP

                          COMBINED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993



                                                                            1995            1994            1993
                                                                       -------------    ------------   -------------


         Advertising revenues:
           Local sponsors  . . . . . . . . . . . . . . . . . . . .       $23,425,588    $24,147,363      $17,070,501
           National sponsors . . . . . . . . . . . . . . . . . . .         9,151,724      8,221,228        5,075,658
           Other . . . . . . . . . . . . . . . . . . . . . . . . .         1,910,483      2,090,737        1,507,337
                                                                         -----------    -----------      -----------

                  Gross advertising revenues . . . . . . . . . . .        34,487,795     34,459,328       23,653,496
         Less -- Commissions . . . . . . . . . . . . . . . . . . .        (4,345,062)    (4,283,386)      (2,788,198)
                                                                         -----------    -----------      -----------

                  Net advertising revenues . . . . . . . . . . . .        30,142,733     30,175,942       20,865,298
                                                                         -----------    -----------      -----------

         Operating expenses:
           Programming . . . . . . . . . . . . . . . . . . . . . .         5,461,691      9,604,067        8,348,699
           Sales and advertising . . . . . . . . . . . . . . . . .        11,360,597     10,885,717        9,141,312
           General and administrative  . . . . . . . . . . . . . .         4,332,286      3,651,832        1,931,197
           Engineering . . . . . . . . . . . . . . . . . . . . . .         1,014,375      1,084,282          812,347
           Depreciation and amortization . . . . . . . . . . . . .         6,505,492      7,599,901        7,197,017
                                                                         -----------    -----------      -----------

                  Total operating expenses . . . . . . . . . . . .        28,674,441     32,825,799       27,430,572
                                                                         -----------    -----------      -----------

                  Income (loss) from operations  . . . . . . . . .         1,468,292     (2,649,857)      (6,565,274)
         Interest expense  . . . . . . . . . . . . . . . . . . . .           655,795        531,387          524,368
         Loss on dissolution of GRAD-H (Note 6)  . . . . . . . . .                 -              -          499,540
         Loss on sale of fixed assets  . . . . . . . . . . . . . .           770,689              -                -
         Other expense . . . . . . . . . . . . . . . . . . . . . .                 -         75,364          299,179
                                                                         -----------    -----------      -----------

                  Net income (loss)  . . . . . . . . . . . . . . .       $    41,808    $(3,256,608)     $(7,888,361)
                                                                         ===========    ===========      ===========



        The accompanying notes are an integral part of these statements.

                     COLFAX COMMUNICATIONS, INC. RADIO GROUP

               COMBINED STATEMENTS OF CHANGES IN PARTNERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993



                                                Radio          Colfax         Equity        Class B
                                             Acquisition       Comm.,         Group         Limited
                                              Associates        Inc.         Holdings      Partners         Total
                                             -----------    -----------    -----------    -----------   ------------


         Balance, December 31, 1992  . .     $(1,618,492)     $  93,136   $  9,178,480        $    -    $  7,653,124
           Capital contributions
             from partners . . . . . . .               -        527,767     52,248,758             -      52,776,525
           Capital distributions
             to partners . . . . . . . .        (484,890)       (16,763)    (1,669,159)            -      (2,170,812)
           Net income (loss) . . . . . .        (361,016)       (75,202)    (7,452,143)            -      (7,888,361)
                                             -----------      ---------  ------------         ------    ------------

         Balance, December 31, 1993  . .      (2,464,398)       528,938     52,305,936             -      50,370,476
           Capital contributions
             from partners . . . . . . .         368,281         60,023      5,949,744             -       6,378,048
           Capital distributions
             to partners . . . . . . . .      (1,678,638)       (68,618)    (6,826,760)            -      (8,574,016)
           Net income (loss) . . . . . .         653,084        (39,250)    (3,870,442)            -      (3,256,608)
                                             -----------      ---------   -----------         ------    ------------

         Balance, December 31, 1994  . .      (3,121,671)       481,093     47,558,478             -      44,917,900
           Capital contributions
             from partners . . . . . . .               -          5,735        567,746             -         573,481
           Capital distributions
             to partners . . . . . . . .      (1,031,464)      (372,709)   (36,922,819)            -     (38,326,992)
           Net income (loss) . . . . . .       1,369,909        (13,598)    (1,314,503)            -          41,808
                                             -----------      ---------  ------------         ------    ------------

         Balance, December 31, 1995  . .     $(2,783,226)     $ 100,521   $  9,888,902        $    -    $  7,206,197
                                             ===========      =========  ============         ======    ============



        The accompanying notes are an integral part of these statements.

                     COLFAX COMMUNICATIONS, INC. RADIO GROUP

                        COMBINED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993



                                                                       1995              1994              1993
                                                                  --------------   ---------------   ---------------

         Cash flows from operating activities:
           Net income (loss) . . . . . . . . . . . . . . . . .      $    41,808        $(3,256,608)     $ (7,888,361)
           Adjustment to reconcile net loss to net cash
             used in operating activities --
             Depreciation and amortization . . . . . . . . . .        6,505,492          7,599,901         7,197,017
             Loss on dissolution of GRAD-H . . . . . . . . . .                -                  -           499,540
             Loss on asset disposal  . . . . . . . . . . . . .          770,689             57,398                 -
             Restructuring charge  . . . . . . . . . . . . . .          737,729                  -                 -
             Change in assets and liabilities:
               Decrease (increase) in accounts
                 receivable  . . . . . . . . . . . . . . . . .        1,352,302         (1,664,323)       (3,071,525)
               Decrease (increase) in prepaid expenses
                 and other current assets  . . . . . . . . . .           56,667            170,619          (279,592)
               (Decrease) increase in accounts payable and
                 accrued expenses  . . . . . . . . . . . . . .       (1,396,832)           708,448           935,241
               Decrease in accrued interest  . . . . . . . . .                -                  -            (5,633)
                                                                    -----------       -----------       ------------

                     Net cash provided by operating
                          activities . . . . . . . . . . . . .        8,067,855          3,615,435        (2,613,313)
                                                                    -----------       -----------       ------------

         Cash flows from investing activities:
           Cash paid for acquisition of intangibles and
             other noncurrent assets . . . . . . . . . . . . .         (363,174)           (12,944)      (46,419,228)
           Payments for additions to property and
             equipment . . . . . . . . . . . . . . . . . . . .         (823,737)          (968,929)       (1,067,289)
           Disposal of fixed assets  . . . . . . . . . . . . .          113,825                  -                 -
                                                                    -----------       -----------       ------------

                    Net cash used in investing activities  . .       (1,073,086)          (981,873)      (47,486,517)
                                                                    -----------       -----------       ------------

         Cash flows from financing activities:
           Repayment of note payable . . . . . . . . . . . . .       (8,000,000)          (800,000)         (600,000)
           Loan proceeds . . . . . . . . . . . . . . . . . . .       39,225,000                  -                 -
           Capital contributions from partners . . . . . . . .          573,481          6,378,048        52,776,525
           Capital distributions to partners . . . . . . . . .      (38,326,992)        (8,190,101)       (2,170,812)
                                                                    -----------       -----------       ------------

                    Net cash (used in) provided by
                          financing activities . . . . . . . .       (6,528,511)        (2,612,053)       50,005,713
                                                                    -----------       -----------       ------------

         Net increase (decrease) in cash . . . . . . . . . . .          466,258             21,509           (94,117)
         Cash, beginning of period . . . . . . . . . . . . . .          216,414            194,905           289,022
                                                                    -----------       -----------       ------------

         Cash, end of period . . . . . . . . . . . . . . . . .      $   682,672        $   216,414      $    194,905
                                                                    ===========       ===========       ============

         Supplemental disclosure of cash
          flow information --
           Cash paid during the year for interest  . . . . . .      $   615,900        $   514,213      $    530,001
                                                                    ===========       ===========       ============



        The accompanying notes are an integral part of these statements.

                     COLFAX COMMUNICATIONS, INC. RADIO GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     AS OF DECEMBER 31, 1995, 1994, AND 1993

     1.   BASIS OF PRESENTATION:

          The accompanying financial statements include the radio station holdings of Colfax Communications, Inc. ("Colfax"), a Maryland Corporation. Three of the stations serve the Washington, D.C. market:
     WGMS-FM (classical format), WBIG-FM (oldies format), and WTEM-AM (all-sports format). The remaining two stations, WBOB-FM (country format) and KQQL-FM (oldies format), serve the Minneapolis-St. Paul market. All five stations are owned by entities under the common control of Colfax and its affiliates.

     2.   DESCRIPTION OF COLFAX COMMUNICATIONS, INC. RADIO GROUP:

       Classical Acquisition Limited Partnership

          Classical Acquisition Limited Partnership ("CALP") is a Maryland limited partnership formed to acquire and operate radio stations WGMS-AM (currently WTEM-AM) and WGMS-FM. Radio Acquisition Associates Limited Partnership, a Maryland limited partnership, had a 98.04 percent general partner interest and Equity Group Holdings, a District of Columbia general partnership, had a 1.96 percent limited partner interest in CALP prior to the admission of the Class B Limited Partners as discussed below. Radio Acquisition Associates Limited Partnership has Colfax as a one percent general partner and Equity Group Holdings as a 99 percent limited partner.

          Certain Class B Limited Partners were admitted to the partnership on January 1, 1993 and on January 1, 1995. The Class B Limited Partners have a 13.25 percent interest in CALP and Equity Group Holdings' limited partnership interest in CALP was reduced to 1.813 percent effective January 1, 1993. Radio Acquisition Associates' Limited Partnership general partnership interest was reduced to 90.687 percent and 84.937 percent effective January 1, 1993 and January 1, 1995, respectively.

       Radio 570 Limited Partnership

          Radio 570 Limited Partnership ("Radio 570") is a Maryland limited partnership formed on December 10, 1991, to operate radio station WTEM-AM (formerly WGMS-AM). Radio 570 was formed by Colfax as the one percent general partner and Equity Group Holdings as the 99 percent limited partner. WTEM began broadcasting on May 24, 1992.

          Effective January 1, 1993, certain Class B Limited Partners were admitted to the partnership. On September 15, 1995, a Class

     B Limited Partner was redeemed of his partnership interest. At December 31, 1995, the Class B Limited Partners have a 9.25 percent interest and Equity Group Holdings has a 89.75 percent interest.

       Radio 100 Limited Partnership

          Radio 100 Limited Partnership ("Radio 100") was formed on August 11, 1992, to acquire and operate radio stations. Radio 100 was formed by Colfax as the one percent general partner and Equity Group Holdings as the 99 percent limited partner.

          In 1993, Radio 100 completed its acquisition of two radio stations in Minnesota for $25,500,000. WBOB-FM (formerly WCTSFM) and KQQL-FM began on-air operations under Radio 100 ownership on May 7, 1993, and February 18, 1993, respectively.

          Effective January 1, 1993, certain Class B Limited Partners were admitted to the partnership. The Class B Limited Partners have a 10.25 percent interest and the Equity Group Holdings interest was reduced to
     88.75 percent.

       Radio 100 of Maryland Limited Partnership

          Radio 100 of Maryland Limited Partnership ("Radio 100 of Maryland") was formed on December 2, 1992 to acquire and operate radio stations. Radio 100 of Maryland was formed by Colfax as the one percent general partner and Equity Group Holdings as the 99 percent limited partner.

          On June 3,1993, Radio 100 of Maryland acquired WBIG-FM (formerly WJZE-FM) in Washington, D.C. for $19,500,000.

          Effective January 1, 1993, certain Class B Limited Partners were admitted to the partnership. On September 15, 1995, a Class B Limited Partner was redeemed of his partnership interest. On October 1, 1995, a Class B Limited Partner was admitted to the partnership. At December 31, 1995, the Class B Limited Partners have a 11.25 percent interest and Equity Group Holdings has a 87.75 percent interest.

       Partnership Allocations

          The partnerships distribute cash from operations and allocate net profits or losses to the partners, in general, in accordance with their stated interests except that no partner shall receive any distribution from a partnership until such time as the net invested capital of the general partner and Class A Limited Partner have been distributed, along with a cumulative priority return on the average net invested capital at an annual rate equal to the prime rate plus one quarter of one percent compounded monthly.

          In accordance with the Company's new debt agreement (described below) distributions to partners may be permitted on a quarterly basis if certain requirements are met.

     3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       Basis of Accounting

          The accompanying financial statements are presented on the accrual basis of accounting in accordance with generally accepted accounting principles.

       Barter Transactions

          The partnerships enter into barter transactions in which they provide on-air advertising in exchange for goods and services. Revenues and expenses from barter transactions are presented in the accompanying statement of revenues and expenses based on the estimated fair market value of the goods or services received. Barter revenue approximated $1,590,000, $1,870,000 and $1,340,000 for the years ended December 31, 1995, 1994, and 1993, respectively; while barter expense approximated $1,486,000, $1,520,000 and $1,370,000, for the years ended December 31, 1995, 1994, and 1993, respectively.

       Income Taxes

          Provision for Federal and state income taxes has not been made in the accompanying financial statements since the partnerships do not pay Federal and state income taxes but rather allocate profits and losses to the partners for inclusion in their respective income tax returns.

       Buildings and Leasehold Improvements

          Buildings and leasehold improvements are recorded at fair value at the date of acquisition. Depreciation is recorded using the straight-line method over 31.5 or 40 years.

       Furniture, Fixtures and Equipment

          Furniture, fixtures and equipment are recorded at fair value at the date of acquisition. Depreciation is recorded using the straight-line method over the estimated useful life of the assets, which is typically 5 to 7 years.

       Intangible Assets

          Intangible assets are recorded at fair value at the date of acquisition. Amortization is recorded over their useful fives. The estimated useful lives of intangible assets as of December 31, 1995, are as follows:


                                                          Useful Life
                                                         -----------


      FCC Licenses  . . . . . . . . . . . . . . . . . .    7-25 years
      Covenants Not to Compete  . . . . . . . . . . . .       3 years
      Employment Agreements . . . . . . . . . . . . . .       2 years
      Organizational Costs  . . . . . . . . . . . . . .       5 years
      Start-up Costs  . . . . . . . . . . . . . . . . .       5 years


       Land

          Certain partners have contributed to Radio 570 a parcel of land in Germantown, Maryland, which is being used as the site for a new array of broadcasting towers. The land has been recorded at its original purchase price plus costs related to preparing the land for its intended use.

          Radio 100 of Maryland acquired a parcel of land and property in Washington, D.C., through the purchase agreement with United Broadcasting Company. This land was sold in February 1995. Radio 100 acquired a parcel of land in Nowthen, Minnesota, through the purchase agreement with Trumper Communication of Minnesota Limited Partnership. Both parcels of land were recorded at their appraised value at acquisition.

       Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

          In 1995, the Company adopted Statement of Financial Accounting Standard ("SFAS") No. 107, "Disclosure about Fair Value of Financial Instruments," which requires disclosures of fair value information about financial instruments, whether or not recognized in the balance sheet.

          The carrying amount reported in the balance sheets for cash, accounts receivable, accounts payable and accrued liabilities, approximate their fair value due to the immediate or short-term maturity of such instruments. The carrying amount reported for long-term debt approximates fair value due to the debt being priced at floating rates (see Note 7 for additional information).

       New Pronouncements

          In March 1995, the FASB issued No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be

     Disposed Of." This statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain identifiable intangibles to be disposed of are to be reported at the lower of carrying amount or fair value less cost to sell. SFAS No. 121 requires adoption for fiscal years beginning after December 15, 1995. In management's opinion, the application of SFAS No. 121 will not have a significant impact on the Company's financial statements.

     4.   PROPERTY AND EQUIPMENT:

          The components of property and equipment at December 31, 1995, 1994, and 1993, are summarized below:



                                                           As of December 31,
                                              -------------------------------------------

                                                   1995           1994           1993
                                              -------------  -------------  -------------


       Land  . . . . . . . . . . . . . . . .   $ 1,901,663    $ 2,233,341    $ 2,233,341
       Buildings . . . . . . . . . . . . . .        26,453        604,927        591,427
       Construction in progress  . . . . . .        27,232        201,404      1,894,049
       Furniture, fixtures and equipment . .     8,520,853      7,690,841      5,582,139
       Leasehold improvements  . . . . . . .       816,031        522,806        489,328
                                               -----------    -----------    -----------

                                                11,292,232     11,253,319     10,790,284
       Less -- Accumulated depreciation  . .    (2,616,508)    (1,644,716)      (703,242)
                                               -----------    -----------    -----------

                                               $ 8,675,724    $ 9,608,603    $10,087,042
                                               ===========    ===========    ===========



     5.   INTANGIBLES AND OTHER NONCURRENT ASSETS:

          The components of FCC licenses and other noncurrent assets at December 31, 1995, 1994, and 1993, are summarized below:



                                                           As of December 31,
                                              -------------------------------------------

                                                   1995           1994           1993
                                              -------------  -------------  -------------


       FCC licenses  . . . . . . . . . . . .   $39,505,783    $39,505,773    $39,505,773
       Covenants not to compete  . . . . . .     8,493,147      8,493,147      9,993,147
       Start-up and organizational costs . .     2,132,577      2,153,036      2,153,036
       Other . . . . . . . . . . . . . . . .       958,245      1,891,395      1,870,832
                                               -----------    -----------    -----------

                                                51,089,752     52,043,351     53,522,788
       Less -- Accumulated amortization  . .   (18,706,165)   (14,389,548)     9,288,083)
                                               -----------    -----------     ----------

                                               $32,383,587    $37,653,803    $44,234,705
                                               ===========    ===========    ===========








     6.   RELATED-PARTY TRANSACTIONS:

          Each partnership is involved in certain transactions with other partnerships in the radio group related to sharing of services and purchasing. These transactions are settled on a current basis through adjustments to partners' equity accounts.

          On January 18, 1995, CALP and Radio 100 of Maryland each entered into a ten-year agreement to lease tower space from Colfax Towers, Inc. The initial annual rental payment was $30,000 for CALP and $36,000 for Radio 100 of Maryland. Colfax Towers, Inc. is owned by the shareholders of Colfax Communications, Inc.

          Employees of Colfax perform activities on behalf of and oversee the operations of the radio stations included in the radio group. Colfax does not charge any fees to the radio stations for the performance of such services. Corporate expenses of $1,354,296, $1,144,082 and $798,630 related to those services are not included in the financial statements of the radio group for the years ending December 31, 1995, 1994, and 1993, respectively. These amounts include $148,000, $110,000 and $0, respectively, related to management restructuring at certain radio stations. These corporate expenses were funded directly by the owners of Colfax Communications, Inc.

          CALP owned 100 percent of the stock of GRADH-104, Inc., an Ohio corporation. On September 15, 1993, the stockholder and directors authorized the dissolution of GRADH-104, Inc. The assets of GRADH-104 were distributed to its shareholder and recorded at their fair market value at the time of transfer.

     7.   LONG-TERM DEBT:

          On December 27, 1995, CALP, Radio 570, Radio 100, and Radio 100 of Maryland (collectively, the "Borrowers") entered into a $40 million revolving loan agreement. At December 31, 1995, $39,225,000 was outstanding under this agreement. The proceeds were allocated to each borrower on the basis of each station's capital account as follows:




      CALP........................................................  $ 7,378,243
      Radio 570...................................................    4,140,078
      Radio 100...................................................   16,878,782
      Radio 100 of Maryland.......................................   10,827,897
                                                                    -----------
                                                                   $39,225,000

                                                                   ===========


          The proceeds were used to repay the indebtedness of CALP (described below), to make certain permitted distributions to partners of the Borrowers, and for working capital purposes in the operations of the Borrowers. Borrowings under this agreement bear interest at floating rates equal to prime and/or LIBOR (as defined in the loan agreement) plus an applicable margin determined by a leverage ratio. The expiration date of the loan agreement is December 31, 2002. Under the loan agreement, the Borrowers are required to maintain a specific leverage ratio and certain ratios pertaining to cash flow coverage.

          On March 31, 1992, CALP entered into a $10 million loan agreement. This loan bore interest at a floating rate equal to prime plus 0.5 percent, LIBOR plus 2.0 percent or the CD rate (as defined in the loan agreement) plus 2.0 percent, along with certain other interest rate options. As described above, this loan was paid in full on December 27, 1995.

     8.   COMMITMENTS:

          The Radio Group has entered into various contracts for exclusive radio broadcasting rights and other programming. In addition, the partnerships lease office space and have entered into various service contracts, including certain personal service contracts. These broadcasting rights, leases and service contracts expire over periods ranging from 1996 to 2012. The minimum future commitments under these agreements, leases and service contracts are as follows.



      1996........................................................  $ 3,688,393
      1997........................................................    3,377,277
      1998........................................................    1,951,379
      1999........................................................    1,150,057
      2000........................................................      922,649
      Thereafter..................................................    1,950,932
                                                                    -----------
                                                                   $13,040,687

                                                                   ===========



     9.   RESTRUCTURING CHARGES:

          During 1995, the Radio Group incurred restructuring costs of $737,729 at certain radio stations. These costs included severance and salary payments to terminated employees of $357,563, costs related to hiring a new general manager at one of the radio stations of $135,519 and costs related to a loss on space vacated by one of the radio stations of $244,647.

     10.  SUBSEQUENT EVENTS:

          Radio 94 of Phoenix Limited Partnership ("Radio 94") was formed on January 3, 1996, to acquire and operate radio stations. Radio 94 was formed by Colfax as the one percent general partner and Equity Group Holdings as the 99 percent limited partner. On April 1, 1996, Radio 94 acquired KOOL (AM and KOOL-FM in Phoenix, Arizona for $35,000,000. Effective April 5, 1996, certain Class B Limited Partners were admitted to the partnership. The Class B Limited Partners have an
     8.25 percent interest and the Equity Group Holdings interest was reduced to 90.75 percent. In June 1996, Radio 94 entered into an asset purchase agreement to sell KOOL (AM).

          Radio 95 of Phoenix Limited Partnership ("Radio 95") was formed on May 3, 1996, to acquire and operate radio stations. Radio 95 was formed by Colfax as the one percent general partner and Equity Group Holdings as the 99 percent limited partner. On September 12, 1996, Radio 95 acquired KYOT-FM, KZON-FM, KOY (AM) and KISO (AM), each in Phoenix, Arizona; KIDO (AM) and KLTB (FM, each in Boise, Idaho; KARO
     (FM) in Caldwell, Idaho; WMIL-FM in Waukesha, Wisconsin; and WOKY (AM) in Milwaukee, Wisconsin for $95,000,000.

          On August 24,1996, Chancellor Radio Broadcasting Company ("Chancellor") a Delaware Corporation, purchased substantially all of the assets of CALP, Radio 570, Radio 100, Radio 100 of Maryland, Radio 94 (with the exception of KOOL (AM)) and Radio 95 (with the exception of KIDO (AM, KLTB (FM) and KARO (FM) for $365,000,000 through the execution of an Asset Purchase Agreement (the "Agreement"). The Agreement stipulates that the purchase price for the assets be allocated among the limited partnerships as follows:



      CALP........................................................  $ 50,000,000
      Radio 570...................................................    21,000,000
      Radio 100...................................................    85,000,000
      Radio 100 of Maryland.......................................    90,000,000
      Radio 94....................................................    30,000,000
      Radio 95....................................................    89,000,000
                                                                    ------------
                                                                   $365,000,000

                                                                   ============


     (b)  Pro Forma Financial Information

               The following unaudited pro forma financial information (referred to for purposes of Item 7(b) as the "Pro Forma Financial Information") is based on the historical financial statements of (i) the Company, (ii) KDWB-FM (acquired by the Company in August 1995),
     (iii) Shamrock Broadcasting (acquired by the Company in February
     1996), (iv) KOOL-FM (acquired by Colfax in April 1996), (v) KIMN-FM and KALC-FM (acquired by the Company in July 1996 and for which a Houston station was exchanged), (vi) the stations acquired by Colfax from Sundance in September 1996, (vii) WKYN-AM (acquired by the Company in November 1996) and (viii) the Colfax Stations (acquired by the Company in January 1997), two of which will be divested.
     Financial information for WKYN-AM is shown where applicable in the Pro Forma Financial Information.

          The pro forma condensed statements of operations for the year ended December 31, 1995 and for the nine months ended September 30, 1995 and 1996 give effect to the consummation of the acquisition of KDWB-FM, Shamrock Broadcasting, KOOL-FM, KIMN-FM and KALC-FM (for which a Houston station was exchanged), WKYN-AM and the Colfax Stations (two of which will be divested) and, in each case, the financing thereof, as if each such transaction had occurred on January 1, 1995. The pro forma balance sheet as of September 30, 1996 has been prepared as if the acquisition of WKYN-AM and the Colfax Stations and, in each case, the financing thereof, had occurred on that date. The Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

          The purchases of KDWB-FM, Shamrock Broadcasting and the Colfax Stations were accounted for using the purchase method of accounting. The acquisition of KIMN-FM and KALC-FM in exchange for a Houston station was accounted for using the fair value of the Houston station and the additional cash consideration paid. The total purchase costs of the acquisitions and exchanges will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Pro Forma Financial Information is preliminary. The final allocation of the purchase price is contingent upon the receipt of final appraisals of the acquired assets; however, such allocation is not expected to differ materially from the preliminary allocation.

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (dollars in thousands)
                          Year Ended December 31, 1995



                                                            Historical
                             ----------------------------------------------------------------------

                              Chancellor     Shamrock             KIMN-FM
                             Broadcasting  Broadcasting  KDWB-FM  KALC-FM  Colfax   Sundance  KOOL-FM Adjustments   Pro Forma
                             ------------  ------------  ------- -------  --------  --------  ------- --------     ----------


Net revenues  . . . . . . .     $  64,322     $94,605     $ 893   $7,205  $30,143   $14,840   $4,914   $  (540)(A)  $212,257
                                                                                                        (4,125)(B)
                               ---------      -------     -----   ------  -------   -------   ------  --------      --------

Station operating
expenses  . . . . . . . . .        37,464      73,720       473    6,193   22,169     9,774    3,573      (540)(A)   137,353
                                                                                                        (4,032)(B)
                                                                                                       (11,441)(C)
Depreciation and
amortization  . . . . . . .         9,047       8,751       518      875    6,505     2,145      899     7,357 (D)    36,097
Corporate expenses  . . . .         1,816       3,139         -        -        -         -        -      (955)(E)     4,000
Stock option
compensation expense  . . .         6,360           -         -        -        -         -        -         -         6,360
                               ---------      -------     -----   ------  -------   -------   ------  -------       --------

  Operating income (loss) .         9,635       8,995       (98)     137    1,469     2,921      442     4,946        28,447
Interest expense  . . . . .        17,324      14,703         -        -      656         -    1,162     7,789 (F)    41,634
Other (income) expense  . .            42         (78)       23        2      771        21        -         -           781
                               ---------      -------     -----   ------  -------   -------   ------  -------       --------

  Income (loss) before
  provision for income
  taxes . . . . . . . . . .        (7,731)     (5,630)     (121)     135       42     2,900     (720)   (2,842)      (13,967)
Provision for income
taxes . . . . . . . . . . .         3,800      (1,287)      (93)       -        -         -        -     4,918 (G)     7,338
                               ---------      -------     -----   ------  -------   -------   ------  -------       --------

  Net income (loss) . . . .       (11,531)    $(4,343)    $ (28)  $  135  $    42   $ 2,900   $ (720)  $(7,760)      (21,305)
                                              =======     =====   ======  =======   =======   ======  =======

Dividends and accretion
on preferred stock  . . . .             -                                                              $38,503 (H)  $ 38,503
                               ---------                                                                            --------

Loss applicable to common
shares  . . . . . . . . . .     $ (11,531)                                                                          $(59,808)
                               =========                                                                            ========

Deficiency of earnings to
fixed charges and preferred
stock dividends and
accretion . . . . . . . . .     $   7,731                                                                           $ 78,065



           See Accompanying Notes to Pro Forma Financial Information.

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (dollars in thousands)
                      Nine Months Ended September 30, 1995



                                                               Historical
                                ---------------------------------------------------------------------

                                  Chancellor    Shamrock             KTMN-FM
                                 Broadcasting Broadcasting  KDWB-FM  KALC-FM  Colfax  Sundance  KOOL-FM Adjustments   Pro Forma
                                ------------  ------------  -------  ------- -------  --------  ------- --------     ---------


Net revenues  . . . . . . . .        $47,921     $69,630     $ 893   $5,210 $21,692   $10,718   $3,497   $  (540)(A) $155,792
                                                                                                          (3,229)(B)
                                     -------     -------     -----   ------ -------   -------   ------  -------      --------

Station operating
expenses  . . . . . . . . . .         28,120      55,413       473    4,519  15,678     7,389    2,838      (540)(A)  102,332
                                                                                                          (3,312)(B)
                                                                                                          (8,246)(C)
Depreciation and
amortization  . . . . . . . .          6,708       6,549       518      699   5,084     1,761      657     5,096 (D)   27,072
Corporate expenses  . . . . .          1,292       2,515         -        -       -         -        -      (807)(E)    3,000
Stock option
compensation expense  . . . .          5,410           -         -        -       -         -        -         -        5,410
                                     -------     -------     -----   ------  -------  -------   ------  -------      --------

  Operating income (loss) . .          6,391       5,153       (98)      (8)    930     1,568        2     4,040       17,978
Interest expense  . . . . . .         12,780      11,067         -        -     476         -      876     6,178 (F)   31,377
Other (income) expense  . . .             82        (169)       23        -     939        17        -         -          892
                                     -------     -------     -----   ------ -------   -------   ------  -------      --------

  Income (loss) before
  provision for income
taxes . . . . . . . . . . . .         (6,471)     (5,745)     (121)      (8)   (485)    1,551     (874)   (2,138)     (14,236)
Provision for income
taxes . . . . . . . . . . . .          2,829      (1,798)      (93)       -       -         -        -     4,565 (G)    5,503
                                     -------     -------     -----   ------  -------  -------   ------  -------      --------

  Net income (loss) . . . . .         (9,300)    $(3,947)    $ (28)  $   (8)$  (485)  $ 1,551   $ (874)  $(6,703)     (19,794)
                                                 =======     =====   ====== =======   =======   ======  =======

Dividends and accretion on
preferred stock . . . . . . .              -                                                              28,550 (H)   28,550
                                     -------                                                                         --------

Loss applicable to
common shares . . . . . . . .        $(9,300)                                                                        $(48,345)
                                     =======                                                                         ========

Deficiency of earnings to
fixed charges and preferred
stock dividends and
accretion . . . . . . . . . .        $ 6,471                                                                         $ 61,875



           See Accompanying Notes to Pro Forma Financial Information.

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (dollars in thousands)
                      Nine Months Ended September 30, 1996



                                                                  Historical
                                        ------------------------------------------------------------

                                          Chancellor    Shamrock    KIMN-FM
                                         Broadcasting Broadcasting  KALC-FM  Colfax   Sundance KOOL-FM  Adjustments   Pro Forma
                                        ------------  ------------  -------  ------- --------  -------  --------    ---------


Net revenues  . . . . . . . . . . . .       $122,838      $ 8,464   $1,796  $28,146   $12,104  $1,431   $(1,464)(B)  $173,315
                                            --------     -------    ------  -------   -------  ------   -------      --------

Station operating expenses  . . . . .         74,922        7,762    1,617   18,684     7,678     852      (726)(B)   108,889
                                                                                                         (1,900)(C)
Depreciation and amortization . . . .         17,704          595      511    3,933     1,242     229     3,129 (D)    27,343
Corporate expenses  . . . . . . . . .          3,377        2,515        -        -         -       -    (2,292)(E)     3,300
Stock option compensation expense . .          2,850            -        -        -         -       -         -         2,850
                                            --------     -------    ------   -------  -------  ------   -------      --------

  Operating income (loss) . . . . . .         23,985       (2,108)    (332)   5,529     3,184     350       325        30,933
Interest expense  . . . . . . . . . .         24,469        1,380        -    3,227         -     299     1,094 (F)    30,469
Other (income) expense  . . . . . . .            130           49   (2,847)    (120)       25       -         -        (2,763)
                                            --------     -------    ------  -------   -------  ------   -------      --------

  Income (loss) before
  provision for income taxes  . . . .           (614)      (3,537)   2,515    2,422     3,159      51      (769)        3,227
Provision for income taxes  . . . . .          2,201            -        -        -         -       -     3,302 (G)     5,503
                                            --------     -------    ------   -------  -------  ------   -------      --------

  Net income (loss) before
  extraordinary loss  . . . . . . . .         (2,815)      (3,537)   2,515    2,422     3,159      51    (4,072)       (2,277)
Extraordinary loss on early
extinguishment of debt  . . . . . . .          5,609            -        -        -         -       -    (5,609)(I)         -
                                            --------     -------    ------   -------  -------  ------   -------      --------

  Net income (loss) . . . . . . . . .         (8,424)     $(3,537)  $2,515  $ 2,422   $ 3,159  $   51   $ 1,537        (2,277)
                                                         =======    ======  =======   =======  ======   =======

Dividends and accretion on
preferred stock . . . . . . . . . . .          8,187                                                    $23,847 (H)    32,034
Loss on repurchase of
preferred stock . . . . . . . . . . .         16,570                                                    (16,570)(J)         -
                                            --------                                                                 --------

Loss applicable to common shares  . .       $(33,181)                                                                $(34,311)
                                            ========                                                                 ========

Deficiency of earnings to fixed
charges and preferred stock
dividends and accretion . . . . . . .       $  8,801                                                                 $ 50,164



           See Accompanying Notes to Pro Forma Financial Information.

                        UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 1996
                             (dollars in thousands)




                                                            ASSETS

                                                               Historical
                                                     -----------------------------

                                                        Chancellor
                                                       Broadcasting       Colfax        Adjustments       Pro Forma
                                                     --------------   -------------  -----------------  -------------

         Current assets:
           Cash  . . . . . . . . . . . . . . . . . .      $  5,112       $  2,504         $       -       $    7,616
           Accounts receivable, net  . . . . . . . .        42,172          9,848                 -           52,020
           Prepaid expenses and other  . . . . . . .         1,955            646                 -            2,601
                                                          --------       --------         ---------       ----------

                                                            49,239         12,998                 -           62,237
         Restricted Cash . . . . . . . . . . . . . .        20,000               -                -           20,000
         Property and equipment, net . . . . . . . .        49,082         10,218            21,682 (K)       80,982
         Intangible and other assets, net  . . . . .       586,863        147,520            (4,870)(L)      926,000
                                                                                              3,000 (L)
                                                                                            193,487 (K)
                                                          --------       --------         ---------       ----------

              Total assets . . . . . . . . . . . . .      $705,184       $170,736         $ 213,299       $1,089,219
                                                          ========       ========         =========       ==========



                                          LIABILITIES AND COMMON STOCKHOLDER'S EQUITY
         Current liabilities:
           Current portion of long-term debt . . . .           400               -            8,975 (L)        9,375
           Accounts payable and other
           accrued expenses  . . . . . . . . . . . .        14,487          4,186                 -           18,673
                                                          --------       --------          --------       ----------

              Total current liabilities  . . . . . .        14,887          4,186             8,975           28,048
                                                          --------       --------          --------       ----------

         Long-term debt  . . . . . . . . . . . . . .       364,708         57,950           (57,950)         451,952
                                                                                             87,244 (L)
         Deferred tax liability  . . . . . . . . . .        19,037               -                -           19,037
         Other . . . . . . . . . . . . . . . . . . .           821              -                 -              821
                                                          --------       --------          --------       ----------

              Total liabilities  . . . . . . . . . .       399,453         62,136            38,269          499,858
         Senior exchangeable preferred stock . . . .       103,853               -                -          103,853
         Exchangeable preferred stock  . . . . . . .              -              -          192,500 (M)      192,500
         Common stockholder's equity . . . . . . . .       201,878        108,600            (4,870)(L)      293,008
                                                                                           (108,600)(N)
                                                                                             96,000 (M)
                                                          --------       --------         ---------       ----------

              Total liabilities and common
              stockholder's equity . . . . . . . . .      $705,184       $170,736         $ 213,299       $1,089,219
                                                          ========       ========         =========       ==========



           See Accompanying Notes to Pro Forma Financial Information.






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                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                             (dollars in thousands)

     (A) The adjustment represents the elimination of time brokerage fees paid by the Company in 1995 to Midcontinent Radio of Minnesota, Inc. from February 1, 1995 to July 31, 1995 pursuant to an LMA relating to KDWB-FM.

     (B) The adjustment represents the elimination of net revenues and station operating expenses of the Houston station, which was exchanged for KIMN-FM and KALC-FM in Denver in July 1996.

     (C) The adjustment reflects cost savings resulting from the elimination of redundant operating expenses arising from the combination of the Company and Shamrock Broadcasting, including the elimination of certain station management positions, the standardization of employee benefits and compensation practices and the implementation of operating strategies currently utilized by the Company's management. The pro forma cost savings are summarized as follows:



                                         Year Ended      Nine Months Ended
                                        December 31,       September 30,
                                                      -----------------------

                                            1995         1995         1996
                                       ------------   ----------  ----------


       Selling expenses  . . . . . .      $ 3,135       $2,422      $  523
       Programming and technical . .        2,297        1,610         383
       Advertising and promotions  .        2,554        1,484         422
       General and administrative  .        3,455        2,730         572
                                          -------       ------      ------

            Total                         $11,441       $8,246      $1,900
                                          =======       ======      ======



     (D) The adjustment reflects (i) a change in depreciation and amortization resulting from conforming the estimated useful lives of the acquired stations and (ii) the additional depreciation and amortization expense resulting from the allocation of the purchase price of the acquired stations, net of stations exchanged, including an increase in property and equipment and intangible assets to their estimated fair market value and the recording of goodwill associated with the acquisitions. Goodwill is amortized over 40 years.

     (E) The adjustment reflects cost savings anticipated to be achieved by operating all of the stations under the Company's decentralized management strategy and from the elimination of redundant management costs.

     (F) The adjustment reflects the effect on interest expense of the change in debt structure resulting from each pro forma event.
          Pro forma interest reflects $200,000 of 9 3/8% Senior
          Subordinated Notes due 2004 and $60,000 of 12 1/2% Senior Subordinated Notes due 2004, and $200,327 of bank financing, with an annual interest rate of approximately 7.7%.









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


     (G) The adjustment reflects the change in the provision for income taxes resulting from the deferred tax liabilities generated during each period from the respective acquisitions, offset by additional reversals of book/tax basis differences of Shamrock Broadcasting during each period.

     (H) The adjustment reflects the dividends and accretion on the 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock due 2008, where not already included, and the 12% Exchangeable Preferred Stock.

     (I) The adjustment reflects the elimination of a non-recurring extraordinary loss on early extinguishment of debt in connection with the refinancing of the Company's term and revolving loan facilities in conjunction with the acquisition of Shamrock Broadcasting and a partial prepayment of the Company's existing credit agreement in August 1996.

     (J) The adjustment reflects the elimination of a non-recurring extraordinary loss on repurchase of preferred stock, which was recognized in February 1996 in connection with the acquisition of Shamrock Broadcasting.

     (K) The adjustment reflects a preliminary allocation of the purchase price of WKYN-AM and the acquisition of the Colfax Stations to the assets being acquired and liabilities being assumed resulting in an increase in property and equipment and intangible assets to their estimated fair values and the recording of goodwill associated with the transactions as follows:

               [S]                                    [C]

               Cash  . . . . . . . . . . . . . . . . . $  2,504
               Accounts receivable, net  . . . . . . .    9,848
               Prepaid expenses and other  . . . . . .      646
               Property and equipment  . . . . . . . .   31,900
               Goodwill  . . . . . . . . . . . . . . .  341,007
               Accounts payable and other accrued        (4,186)
               expenses  . . . . . . . . . . . . . . . --------

                    Total                              $381,719
                                                       ========


     (L) The adjustment reflects (i) borrowings under the Company's new $345 million credit agreement (the "New Credit Agreement") ($200,327) to finance the acquisition of the Colfax Stations,
          (ii) additional deferred financing costs associated with the New Credit Agreement ($3,000), (iii) the repayment of the existing credit agreement ($105,108) and (iv) the elimination of the Company's deferred financing costs associated with the existing credit agreement ($4,870), which will be recognized as an extraordinary loss in the period the refinancing occurs.
























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     (M)  The adjustment reflects the issuance of the 12% Exchangeable
          Preferred Stock due 2009 net of transaction costs ($192,500) and the capital contribution of the proceeds from the concurrent sale of Chancellor Broadcasting Company's 7% Convertible Preferred Stock, net of related transaction costs ($96,000).

     (N) The adjustment reflects the elimination of the historical equity balances of the stations being acquired.


     (c)  Exhibits

          1.1 Asset Purchase Agreement dated as of August 24, 1996 by and among Classical Acquisition Limited Partnership, Radio 100 of Maryland Limited Partnership, Radio 100 Limited Partnership, Radio 570 Limited Partnership, Radio 94 of Phoenix Limited Partnership, Radio 95 of Phoenix Limited Partnership and Chancellor Radio Broadcasting Company*

          1.2 Purchase Agreement dated as of January 17, 1997 among Chancellor Radio Broadcasting Company, BT Securities Corporation, Credit Suisse First Boston Corporation, NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Smith Barney Inc.

          4.1  Certificate of Designation for 12% Exchangeable Preferred
               Stock

          4.2 Registration Rights Agreement dated as of January 23, 1997 among Chancellor Radio Broadcasting Company, BT Securities Corporation, Credit Suisse First Boston Corporation, NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Smith Barney Inc.

          4.3 Indenture dated as of January 23, 1997 between Chancellor Radio Broadcasting Company and U.S. Trust Company of Texas, N.A.

         99.1  Press release dated January 23, 1997

     -----------------
     * Incorporated by reference to Chancellor Radio Broadcasting Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.































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


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHANCELLOR RADIO BROADCASTING COMPANY


     Date:  February 5, 1997       By:  /s/ JACQUES D. KERREST
                                      -------------------------------------
                                        Jacques D. Kerrest
                                        Senior Vice President and
                                        Chief Financial Officer































































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                                INDEX TO EXHIBITS


      EXHIBIT
       NUMBER                     DESCRIPTION
       ------                     -----------


          1.1 Asset Purchase Agreement dated as of August 24, 1996 by and among Classical Acquisition Limited Partnership, Radio 100 of Maryland Limited Partnership, Radio 100 Limited Partnership, Radio 570 Limited Partnership, Radio 94 of Phoenix Limited Partnership, Radio 95 of Phoenix Limited Partnership and Chancellor Radio Broadcasting Company*

          1.2 Purchase Agreement dated as of January 17, 1997 among Chancellor Radio Broadcasting Company, BT Securities Corporation, Credit Suisse First Boston Corporation, NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Smith Barney Inc.

          4.1  Certificate of Designation for 12% Exchangeable Preferred
               Stock

          4.2 Registration Rights Agreement dated as of January 17, 1997 among Chancellor Radio Broadcasting Company, BT Securities Corporation, Credit Suisse First Boston Corporation, NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Smith Barney Inc.

          4.3 Indenture dated as of January 23, 1997 between Chancellor Radio Broadcasting Company and U.S. Trust Company of Texas, N.A.

         99.1  Press release dated January 23, 1997

     ----------------
     * Incorporated by reference to Chancellor Radio Broadcasting Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.



































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